UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 1, 2022

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56320	87-1137341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Investment Management Agreement

On April 1, 2022, AB Commercial Real Estate Private Debt Fund, LLC, a Delaware limited liability company (the “Company”), and AllianceBernstein L.P., a Delaware limited partnership (the “Investment Manager”), the Company’s registered investment adviser, entered into an Amended and Restated Investment Management Agreement (the “Amended and Restated Investment Management Agreement”), which amended and restated that certain Investment Management Agreement, dated November 5, 2021, by and between the Company and the Investment Manager (the “Initial Investment Management Agreement”). The Amended and Restated Investment Management Agreement revises the calculation of the management fee (the “Management Fee”) payable by the Company to the Investment Manager in respect of each Member. Pursuant to the Amended and Restated Investment Management Agreement, the Management Fee in respect of each Member is equal to the Applicable Percentage of such Member multiplied by the sum of (i) the Net Asset Value of the Units and (ii) the product of (a) all unfunded commitment amounts under any Portfolio Investments with ongoing funding obligations (e.g., delayed-draw term loans) and (b) the Indebtedness Fraction (as defined below), each of provisions (i) and (ii) as of the last day of each calendar quarter. The “Indebtedness Fraction” means an amount equal to one minus a fraction, the numerator of which is the total outstanding portfolio level indebtedness of the Company, and the denominator of which is the principal amount of any Portfolio Investments held by the Company.

The description above is qualified in its entirety by reference to the copy of the Amended and Restated Investment Management Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended and Restated Investment Management Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

10.1	Amended and Restated Investment Management Agreement by and between AB Commercial Real Estate Private Debt Fund, LLC and AllianceBernstein L.P., dated April 1, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2022	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

	By:	/s/ Neal D. Kalechofsky
Neal D. Kalechofsky
Vice President